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                                                                    Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY

                        RAILAMERICA TRANSPORTATION CORP.
                              OFFER TO EXCHANGE ITS
                     REGISTERED 12-7/8% SENIOR SUBORDINATED
                                 NOTES DUE 2010
                             FOR ANY AND ALL OF ITS
                     OUTSTANDING 12-7/8% SENIOR SUBORDINATED
                                 NOTES DUE 2010


This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's (as defined below) 12-7/8% Senior Subordinated Notes due 2010 (the "Outstanding Notes") are not immediately available, (ii) Outstanding Notes, the Letter of Transmittal and all other required documents cannot be delivered to Wells Fargo Bank Minnesota, N.A. (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Company's Prospectus dated September 25, 2000, as amended or supplemented from time to time, the "Prospectus") or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering -- Guaranteed Delivery Procedures" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Outstanding Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Outstanding Notes (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.


                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                        WELLS FARGO BANK MINNESOTA, N.A.

                        BY REGISTERED OR CERTIFIED MAIL:

                        WELLS FARGO BANK MINNESOTA, N.A.
                           CORPORATE TRUST OPERATIONS
                                  MAC N9303-121
                                  P.O. BOX 1517
                              MINNEAPOLIS, MN 55480

                      BY REGULAR MAIL OR OVERNIGHT COURIER:

                        WELLS FARGO BANK MINNESOTA, N.A.
                           CORPORATE TRUST OPERATIONS
                                  MAC N9303-121
                            SIXTH 7 MARQUETTE AVENUE
                              MINNEAPOLIS, MN 55479

                            IN PERSON, BY HAND ONLY:

                        WELLS FARGO BANK MINNESOTA, N.A.
                      12TH FLOOR - NORTHSTAR EAST BUILDING
                            CORPORATE TRUST SERVICES
                             608 SECOND AVENUE SOUTH
                                 MINNEAPOLIS, MN

                      ATTENTION: CORPORATE TRUST OPERATIONS

      FACSIMILE TRANSMISSIONS                  TO CONFIRM BY TELEPHONE
   (ELIGIBLE INSTITUTIONS ONLY):               OR FOR INFORMATION CALL:
          (616) 667-4927                            (800) 344-5128

                        ---------------------------------

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.


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         Ladies and Gentlemen:


         The undersigned hereby tenders to RailAmerica Transportation Corp., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Company's Prospectus dated September 25, 2000 (as amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Guaranteed Delivery Procedures."


Aggregate Principal Amount       Name(s) of Registered Holder(s):_______________
Amount Tendered: $________*
                                 -----------------------------------------
Certificate No(s) (if
available):
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$
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    (Total Principal Amount Represented by Outstanding Notes Certificate(s))

If Outstanding Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
                   -------------------------------------------------------------
Date:
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* Must be in minimum denominations of $1,000 principal amount and integral multiples of $1,000 in excess thereof.

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         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                                PLEASE SIGN HERE

X
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X
  -----------------------------------      -------------------------------------
     Signature(s) of Owner(s) or                            Date
       Authorized Signatory

Area Code and Telephone Number:
                               ------------------------------------------------

         Must be signed by the holder(s) of the Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company, provide proper evidence satisfactory to the Company of such person's authority to so act.


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                      Please print name(s) and address(es)

Name(s):
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Capacity:
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Address(es):
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                              GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Outstanding Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof) and the Outstanding Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


------------------------------------        ------------------------------------
            Name of Firm                            Authorized Signature


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              Address                                      Title


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            Zip Code                             (Please Type or Print Name)

Area Code and Telephone No.                        Dated:
                           --------------------           ----------------------



NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES FOR OUTSTANDING NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.





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